UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04764

Dreyfus Municipal Bond Opportunity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive officers) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent of services)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	4/30
Date of reporting period:	4/30/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Municipal Bond Opportunity Fund

ANNUAL REPORT April 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Opportunity Fund, covering the 12-month period from May 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2015, through April 30, 2016, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2016, Dreyfus Municipal Bond Opportunity Fund’s Class A shares produced a total return of 5.52%, Class C shares returned 4.74%, and Class Z shares returned 5.57%.1 In comparison, the Barclays Municipal Bond Index, the fund’s benchmark index, achieved a total return of 5.29% for the same period.2

Municipal bonds produced solidly positive returns over the reporting period amid robust demand for competitive levels of after-tax income. The fund’s Class A and Class Z shares outperformed the benchmark, mainly due to a focus on longer-dated securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, and to diversify credit exposure, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. In addition, we trade among the market’s various sectors—such as the pre-refunded, general obligation, and revenue sectors—based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by bouts of economic uncertainty. The U.S. economy grew robustly early in the reporting period, but global economic instability and declining commodity prices soon caused investors to turn away from riskier assets and toward high-quality securities. Demand was especially strong for securities with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities.

Municipal bonds with longer-term maturities benefited from falling long-term interest rates even as the Federal Reserve Board raised short-term interest rates in December 2015. Supply-and-demand influences in the municipal bond market also proved favorable. Even though new issuance volumes increased over much of 2015 when issuers rushed to refinance existing debt before the rate hike, the supply of newly issued securities subsequently moderated amid steady investor demand.

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. Pockets of fiscal instability in Puerto Rico, Illinois, Chicago, and New Jersey had little impact on the national market.

Longer-Term Maturities Bolstered Relative Results

The fund’s performance compared to its benchmark was supported by its focus on municipal bonds with longer-term maturities and a lesser emphasis on bonds with maturities of five years and less. This positioning enabled it to participate more fully in the benefits of falling long-term interest rates and narrowing yield differences along the market’s maturity range.

The fund also achieved strong results through overweighted positions in higher-yielding revenue bonds, including high yield securities, and underweighted exposure to general obligation bonds. Results were especially robust among lower-rated bonds backed by hospitals, airports, and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from lack of direct exposure to uninsured municipal bonds from Puerto Rico, as well as good timing in opportunistic trades of Illinois and Chicago bonds.

Although disappointments during the reporting period were relatively mild, bonds with maturities in the 15-year range lagged their longer-term counterparts. In addition, higher-quality municipal bonds—including those backed by essential municipal services such as sewer systems, waterworks, and public utilities—trailed higher-yielding, lower-quality municipal bond sectors.

Tilting toward Higher-Quality Securities

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but we are aware of the potential risks posed by political uncertainty and rising short-term interest rates. We also are aware that yield differences have narrowed along the market’s credit-quality spectrum.

Therefore, we have begun to shift toward a higher-quality bias, adding positions in revenue bonds backed by essential service facilities, hospitals, and tollways. We have complemented these higher-quality holdings with selective, opportunistic purchases of higher-yield securities that offer attractive levels of current income. Additionally, we have retained the fund’s focus on longer-term maturities which should continue to perform well by deriving support from positive market supply and demand trends.

May 16, 2016

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Opportunity Fund Class A shares, Class C shares and Class Z shares and the Barclays Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class Z shares of Dreyfus Municipal Bond Opportunity Fund on 4/30/16 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class C and Class Z shares. The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	11/26/86	0.77%	4.87%	3.84%
without sales charge	11/26/86	5.52%	5.85%	4.32%
Class C shares
with applicable redemption charge †	7/13/95	3.74%	5.04%	3.55%
without redemption	7/13/95	4.74%	5.04%	3.55%
Class Z shares	10/14/04	5.57%	5.90%	4.38%
Barclays Municipal Bond Index		5.29%	5.37%	4.94%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Opportunity Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016
	Class A	Class C	Class Z
Expenses paid per $1,000†	$ 4.71	$8.55	$ 4.41
Ending value (after expenses)	$ 1,038.50	$1,034.70	$ 1,038.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016
	Class A	Class C	Class Z
Expenses paid per $1,000†	$ 4.67	$ 8.47	$ 4.37
Ending value (after expenses)	$ 1,020.24	$ 1,016.46	$ 1,020.54

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.69% for Class C and .87% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2016

Long-Term Municipal Investments - 98.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 2.3%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/17	2,000,000		2,012,000
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	1,000,000		1,006,000
Jefferson County, Senior Lien Sewer Revenue Warrants (Insured; Assured Guaranty Municipal Corp.)	0/6.60	10/1/42	7,835,000	[a]	6,210,491
				9,228,491
Alaska - .5%
Northern Tobacco Securitization Corporation of Alaska, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/46	2,000,000		1,885,240
Arizona - 2.4%
Mohave County Industrial Development Authority, Correctional Facilities Contract Revenue (Mohave Prison, LLC Expansion Project)	8.00	5/1/25	5,000,000		5,613,350
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools Projects)	5.00	7/1/46	1,000,000	[b]	1,042,480
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	560,000		538,362
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	2,000,000		2,500,660
				9,694,852
California - 13.0%
Anaheim Public Financing Authority, Revenue (City of Anaheim Electric System Distribution Facilities)	5.25	10/1/34	3,185,000		3,551,657
California, GO (Various Purpose)	5.25	10/1/20	1,000,000		1,148,460
California, GO (Various Purpose)	5.75	4/1/31	5,000,000		5,713,400
California, GO (Various Purpose)	6.50	4/1/33	5,000,000		5,829,400
California, GO (Various Purpose)	6.00	11/1/35	3,000,000		3,534,780
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	45,000	[c]	51,240
California State Public Works Board, LR (Department of Corrections and Rehabilitation) (Various Correctional Facilities)	5.00	9/1/26	3,000,000		3,719,190

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 13.0% (continued)
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000	2,377,440
California State Public Works Board, LR (Various Capital Projects)	5.13	10/1/31	1,000,000	1,190,380
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/56	1,250,000	[b] 1,364,225
California Statewide Communities Development Authority, Revenue (Sutter Health)	5.50	8/15/26	2,670,000	3,179,730
Los Angeles Harbor Department, Revenue	5.25	8/1/25	5,000,000	5,725,300
North Natomas Community Facilities District Number 4, Special Tax Bonds	5.00	9/1/30	1,500,000	1,723,575
Sacramento County, Airport System Senior Revenue	5.25	7/1/26	5,000,000	5,465,050
Sacramento County, Airport System Senior Revenue	5.50	7/1/29	1,500,000	1,640,580
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	3.00	7/1/33	1,000,000	1,006,960
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	5,000,000	5,893,200
				53,114,567
Colorado - 1.9%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/27	5,565,000	6,711,167
E-470 Public Highway Authority, Senior Revenue	5.38	9/1/26	1,000,000	1,132,370
				7,843,537
Connecticut - 1.6%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	10/1/29	2,500,000	3,068,075
Connecticut Development Authority, Water Facilities Revenue (Aquarion Water Company of Connecticut Project)	5.50	4/1/21	3,000,000	3,454,860
				6,522,935
Florida - 7.3%
Broward County, Port Facilities Revenue	5.00	9/1/22	3,285,000	3,822,557
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	10,000,000	12,399,800
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/22	3,500,000	4,194,155
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,000,000	1,177,540

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 7.3% (continued)
Miami-Dade County, Seaport Revenue	5.50	10/1/42	2,500,000		2,949,475
Palm Bay, Educational Facilities Revenue (Patriot Charter School Project)	7.00	7/1/36	215,000	[d]	64,498
Palm Bay, Utility System Improvement Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	10/1/20	1,845,000	[e]	1,619,449
Pinellas County Health Facilities Authority, Health System Revenue (BayCare Health System Issue) (Insured; National Public Finance Guarantee Corp.)	0.60	11/15/23	2,000,000	[f]	1,897,500
Port of Palm Beach District, Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	[e]	734,870
Saint Johns County Industrial Development Authority, Revenue (Presbyterian Retirement Communities Project)	5.88	8/1/40	1,000,000		1,120,160
				29,980,004
Georgia - 1.1%
Atlanta, Airport General Revenue	5.00	1/1/27	3,000,000		3,361,020
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	1,000,000	[c]	1,176,790
				4,537,810
Hawaii - .3%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawai'i Pacific Health Obligated Group)	5.63	7/1/30	1,000,000		1,146,760
Illinois - 12.9%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/43	3,750,000		4,334,850
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/34	2,100,000		2,392,719
Chicago, Second Lien Water Revenue	5.00	11/1/25	1,925,000		2,244,589
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	1,500,000		1,529,775
Chicago Park District, Limited Tax GO	5.00	1/1/27	2,030,000		2,290,002
Greater Chicago Metropolitan Water Reclamation District, GO Unlimited Tax Capital Improvement Bonds	5.00	12/1/44	2,000,000		2,320,540
Illinois, Sales Tax Revenue	5.00	6/15/24	2,500,000		3,040,325
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/27	5,230,000		6,234,212

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 12.9% (continued)
Illinois Finance Authority, Revenue (OSF Healthcare System)	5.00	11/15/45	1,000,000	1,145,700
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	2,500,000	3,017,350
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	3,000,000	3,512,310
Illinois Finance Authority, Revenue (The Carle Foundation)	5.00	8/15/18	2,500,000	2,721,475
Illinois Municipal Electric Agency, Power Supply System Revenue	5.00	2/1/32	1,500,000	1,782,165
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/32	4,000,000	4,839,000
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,000,000	2,200,380
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.50	6/1/23	1,750,000	2,065,210
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	3,975,000	4,754,418
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	2,000,000	2,241,200
				52,666,220
Indiana - 1.8%
Indiana Finance Authority, First Lien Wastewater Utility Revenue (CWA Authority Project)	5.25	10/1/25	1,500,000	1,792,290
Indiana Finance Authority, Revenue (Marquette Project)	5.00	3/1/39	1,400,000	1,494,346
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/37	3,500,000	4,163,705
				7,450,341
Iowa - 1.9%
Iowa Finance Authority, Healthcare Revenue (Genesis Health System)	5.00	7/1/24	2,635,000	3,198,943
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.00	12/1/19	3,500,000	3,621,135
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	1,000,000	1,079,730
				7,899,808
Kentucky - 3.9%
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	3,000,000	3,583,230
Mount Sterling, LR (Kentucky League of Cities Funding Trust Program)	6.10	3/1/18	5,500,000	5,950,010

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Kentucky - 3.9% (continued)
Pendleton County, Multi-County LR (Kentucky Association of Counties Leasing Trust Program)	6.40	3/1/19	6,000,000	6,476,460
				16,009,700
Louisiana - 3.4%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Westlake Chemical Corporation Projects)	6.75	11/1/32	2,000,000	2,168,260
New Orleans, Sewerage Service Revenue	5.00	6/1/21	1,000,000	1,174,430
New Orleans, Water Revenue	5.00	12/1/34	2,000,000	2,318,900
New Orleans Aviation Board, General Airport Revenue (North Terminal Project)	5.00	1/1/40	2,175,000	2,451,790
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/27	2,865,000	2,958,485
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/35	2,500,000	2,824,600
				13,896,465
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	2,000,000	2,398,380
Massachusetts - 3.3%
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/23	3,000,000	3,655,680
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/27	5,000,000	5,692,100
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	2,055,000	2,266,994
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	10/15/35	1,750,000	2,051,228
				13,666,002
Michigan - 3.9%
Kent Hospital Finance Authority, Revenue (Spectrum Health System)	5.50	11/15/25	2,500,000	3,001,000
Lansing Board of Water and Light, Utility System Revenue	5.50	7/1/41	1,500,000	1,773,720

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - 3.9% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/31	2,500,000		2,917,050
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/37	2,000,000		2,277,040
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	3,300,000		3,297,558
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/18	1,500,000		1,631,595
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/45	1,000,000		1,143,160
				16,041,123
Missouri - .6%
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/29	2,000,000		2,398,700
Nebraska - .4%
Nebraska Public Power District, General Revenue	5.00	1/1/34	1,500,000		1,784,250
Nevada - .3%
Clark County, Passenger Facility Charge Revenue (Las Vegas-McCarran International Airport)	5.00	7/1/30	1,000,000		1,121,910
New Jersey - 2.3%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	2,500,000	[b]	2,554,800
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	1,000,000		1,081,010
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,000,000		1,119,250
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	2,100,000		2,338,056
New Jersey Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.)	0.72	1/1/30	2,500,000	[f]	2,278,125
				9,371,241
New Mexico - .7%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.04	8/1/19	3,000,000	[f]	2,976,630

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 10.9%
Long Island Power Authority, Electric System General Revenue (Prerefunded)	6.00	5/1/19	5,000,000	[c]	5,761,200
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/32	1,850,000		2,188,643
Metropolitan Transportation Authority, Transportation Revenue	5.25	11/15/28	2,500,000		2,962,925
New York City, GO	5.00	10/1/36	5,000,000		5,852,550
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,000,000		3,331,140
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/34	5,000,000		5,829,000
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.00	11/15/31	1,000,000		1,180,860
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	2,500,000	[b]	2,717,100
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	1,000,000		1,272,960
New York State Dormitory Authority, Toll Highway Senior Revenue	5.00	3/15/35	7,825,000		9,408,154
New York State Energy Research and Development Authority, PCR (Rochester Gas and Electric Corporation Project) (Insured; National Public Finance Guarantee Corp.)	0.80	8/1/32	2,450,000	[f]	2,263,188
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/23	1,500,000		1,832,025
				44,599,745
North Carolina - .9%
Wake County, GO (School Bonds)	5.00	2/1/22	3,100,000		3,778,032
Pennsylvania - 4.4%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/23	2,715,000		3,213,555
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System) (Prerefunded)	6.00	8/15/18	5,000,000	[c]	5,599,050
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/42	3,995,000		4,569,481

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Pennsylvania - 4.4% (continued)
Philadelphia School District, GO	5.25	9/1/23	4,000,000	4,400,760
				17,782,846
Rhode Island - .5%
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	2,000,000	2,197,440
South Carolina - 2.4%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.13	12/1/43	5,000,000	5,779,600
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	3,555,000	[c] 4,002,397
				9,781,997
Tennessee - .7%
Johnson City Health and Educational Facilities Board, HR (Mountain States Health Alliance)	6.00	7/1/38	2,435,000	2,771,079
Texas - 6.4%
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Permanent School Fund Guarantee Program)	5.00	8/15/31	3,825,000	4,661,986
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	2,500,000	3,017,125
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/34	3,500,000	4,090,975
Love Field Airport Modernization Corporation, Special Facilities Revenue (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/22	2,000,000	2,346,980
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	1,500,000	1,668,000
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	2,875,000	3,100,371
San Antonio, Electric and Gas Systems Junior Lien Revenue	5.00	2/1/43	3,500,000	4,073,755
San Antonio, Water System Revenue	5.00	5/15/36	2,945,000	3,349,790
				26,308,982

Long-Term Municipal Investments - 98.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Virginia - .5%
Winchester Economic Development Authority, HR (Valley Health System Obligated Group)	5.00	1/1/35	1,560,000	1,832,360
Washington - 3.3%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/22	2,000,000	2,440,860
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/24	3,040,000	3,838,091
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	3,660,000	4,549,087
Washington, Motor Vehicle Fuel Tax GO (State Road 520 Corridor Program - Toll Revenue)	5.00	6/1/33	2,255,000	2,621,663
				13,449,701
West Virginia - 1.4%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/36	5,000,000	5,807,550
Wisconsin - .6%
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.50	4/15/29	2,200,000	2,492,270

Total Investments (cost $362,717,672)			98.4%	402,436,968
Cash and Receivables (Net)			1.6%	6,617,679
Net Assets			100.0%	409,054,647

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, these securities were valued at $7,678,605 or 1.88% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Non-income producing—security in default.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—rate shown is the interest rate in effect at period end.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	21.8
Health Care	12.7
Utility-Electric	8.6
Utility-Water & Sewer	8.6
Special Tax	7.3
Education	6.7
State/Territory	5.4
Lease	4.8
Prerefunded	4.0
Industrial	2.1
City	.8
Resource Recovery	.8
Asset Backed	.5
Other	14.3
98.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	362,717,672	402,436,968
Cash		983,297
Interest receivable		5,518,037
Receivable for investment securities sold		2,949,746
Receivable for shares of Beneficial Interest subscribed		97,999
Prepaid expenses		23,089
		412,009,136
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		310,677
Payable for investment securities purchased		2,304,550
Payable for shares of Beneficial Interest redeemed		257,784
Accrued expenses		81,478
		2,954,489
Net Assets ($)		409,054,647
Composition of Net Assets ($):
Paid-in capital		395,137,139
Accumulated undistributed investment income—net		34,917
Accumulated net realized gain (loss) on investments		(25,836,705)
Accumulated net unrealized appreciation (depreciation) on investments		39,719,296
Net Assets ($)		409,054,647

Net Asset Value Per Share	Class A	Class C	Class Z
Net Assets ($)	183,051,943	10,307,217	215,695,487
Shares Outstanding	13,824,136	776,507	16,288,576
Net Asset Value Per Share ($)	13.24	13.27	13.24

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2016

Investment Income ($):
Interest Income	16,948,588
Expenses:
Management fee—Note 3(a)	2,224,062
Shareholder servicing costs—Note 3(c)	1,111,559
Professional fees	98,671
Distribution fees—Note 3(b)	67,684
Registration fees	52,045
Custodian fees—Note 3(c)	34,917
Prospectus and shareholders’ reports	21,152
Trustees’ fees and expenses—Note 3(d)	21,082
Interest and expense related to floating rate notes issued—Note 4	11,427
Loan commitment fees—Note 2	5,295
Miscellaneous	46,560
Total Expenses	3,694,454
Less—reduction in fees due to earnings credits—Note 3(c)	(1,525)
Net Expenses	3,692,929
Investment Income—Net	13,255,659
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,566,445
Net unrealized appreciation (depreciation) on investments	1,987,628
Net Realized and Unrealized Gain (Loss) on Investments	8,554,073
Net Increase in Net Assets Resulting from Operations	21,809,732

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2016	2015
Operations ($):
Investment income—net	13,255,659	14,315,424
Net realized gain (loss) on investments	6,566,445	379,039
Net unrealized appreciation (depreciation) on investments	1,987,628	9,783,579
Net Increase (Decrease) in Net Assets Resulting from Operations	21,809,732	24,478,042
Dividends to Shareholders from ($):
Investment income—net:
Class A	(5,859,597)	(6,497,301)
Class C	(225,676)	(222,286)
Class Z	(7,063,100)	(7,515,006)
Total Dividends	(13,148,373)	(14,234,593)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	12,406,148	10,271,745
Class C	3,162,487	1,810,896
Class Z	8,628,676	4,679,319
Dividends reinvested:
Class A	4,632,113	5,103,804
Class C	171,263	155,573
Class Z	5,533,583	5,811,298
Cost of shares redeemed:
Class A	(23,872,589)	(27,599,854)
Class C	(1,721,164)	(2,072,870)
Class Z	(19,688,252)	(19,671,393)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,747,735)	(21,511,482)
Total Increase (Decrease) in Net Assets	(2,086,376)	(11,268,033)
Net Assets ($):
Beginning of Period	411,141,023	422,409,056
End of Period	409,054,647	411,141,023
Undistributed investment income—net	34,917	-
Capital Share Transactions (Shares):
Class A
Shares sold	948,544	790,425
Shares issued for dividends reinvested	356,318	393,561
Shares redeemed	(1,839,532)	(2,127,853)
Net Increase (Decrease) in Shares Outstanding	(534,670)	(943,867)
Class C
Shares sold	241,753	139,081
Shares issued for dividends reinvested	13,134	11,967
Shares redeemed	(131,923)	(159,465)
Net Increase (Decrease) in Shares Outstanding	122,964	(8,417)
Class Z
Shares sold	665,529	359,443
Shares issued for dividends reinvested	425,634	448,086
Shares redeemed	(1,513,789)	(1,520,060)
Net Increase (Decrease) in Shares Outstanding	(422,626)	(712,531)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.96	12.65	13.16	12.81	11.85
Investment Operations:
Investment income—net[a]	.42	.44	.46	.40	.49
Net realized and unrealized gain (loss) on investments	.28	.30	(.51)	.35	.96
Total from Investment Operations	.70	.74	(.05)	.75	1.45
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.46)	(.39)	(.49)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.01)	—
Total Distributions	(.42)	(.43)	(.46)	(.40)	(.49)
Net asset value, end of period	13.24	12.96	12.65	13.16	12.81
Total Return (%)[c]	5.52	5.94	(.21)	5.91	12.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.93	.93	.92	.94
Ratio of net expenses to average net assets	.92	.93	.93	.92	.89
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[d]	.01	.01	.01	.01
Ratio of net investment income to average net assets	3.27	3.38	3.72	3.05	3.98
Portfolio Turnover Rate	18.85	16.18	41.14	16.55	40.38
Net Assets, end of period ($ x 1,000)	183,052	186,078	193,586	226,735	239,859

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.99	12.68	13.19	12.84	11.88
Investment Operations:
Investment income—net[a]	.33	.34	.36	.30	.40
Net realized and unrealized gain (loss) on investments	.28	.30	(.50)	.35	.96
Total from Investment Operations	.61	.64	(.14)	.65	1.36
Distributions:
Dividends from investment income—net	(.33)	(.33)	(.37)	(.29)	(.40)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.01)	—
Total Distributions	(.33)	(.33)	(.37)	(.30)	(.40)
Net asset value, end of period	13.27	12.99	12.68	13.19	12.84
Total Return (%)[c]	4.74	5.11	(.97)	5.12	11.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.69	1.69	1.68	1.69
Ratio of net expenses to average net assets	1.69	1.69	1.69	1.68	1.63
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[d]	.01	.01	.01	.01
Ratio of net investment income to average net assets	2.53	2.59	2.93	2.29	3.23
Portfolio Turnover Rate	18.85	16.18	41.14	16.55	40.38
Net Assets, end of period ($ x 1,000)	10,307	8,490	8,394	12,433	13,955

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

	Year Ended April 30,
Class Z Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.96	12.65	13.16	12.81	11.85
Investment Operations:
Investment income—net[a]	.43	.44	.47	.40	.50
Net realized and unrealized gain (loss) on investments	.28	.31	(.51)	.36	.96
Total from Investment Operations	.71	.75	(.04)	.76	1.46
Distributions:
Dividends from investment income—net	(.43)	(.44)	(.47)	(.40)	(.50)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.01)	—
Total Distributions	(.43)	(.44)	(.47)	(.41)	(.50)
Net asset value, end of period	13.24	12.96	12.65	13.16	12.81
Total Return (%)	5.57	6.00	(.17)	5.97	12.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.87	.88	.87	.89
Ratio of net expenses to average net assets	.87	.87	.88	.87	.84
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[c]	.01	.01	.01	.01
Ratio of net investment income to average net assets	3.32	3.43	3.77	3.10	4.03
Portfolio Turnover Rate	18.85	16.18	41.14	16.55	40.38
Net Assets, end of period ($ x 1,000)	215,695	216,573	220,429	250,499	252,082

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Opportunity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-ended management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon,

NOTES TO FINANCIAL STATEMENTS (continued)

maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	402,372,470	64,498	402,436,968

† See Statement of Investments for additional detailed categorizations.

At April 30, 2016, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine the fair value:

Municipal Bonds ($)
Balance as of 4/30/2015	64,496
Purchases	—
Sales	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 4/30/2016	64,498
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 4/30/2016	2

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended April 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $596,244, accumulated capital losses $26,066,379 and unrealized appreciation $39,948,970.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2016. If not applied, $2,089,101 of the carryover expires in fiscal year 2017, $20,082,904 expires in fiscal year 2018 and $3,894,374 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2016 and April 30, 2015 were as follows: tax-exempt income $13,122,602 and $14,214,369, and ordinary income $25,771 and $20,224, respectively.

During the period ended April 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $72,369, increased accumulated net realized gain (loss) on investments by $40,306 and increased paid-in capital by $32,063. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2016, the Distributor retained $2,610 from commissions earned on sales of the fund’s Class A shares and $2,978 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $67,684 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an annual rate of .20% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A, Class C and Class Z shares were charged $452,108, $22,562 and $429,014, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $122,444 for transfer agency services and $6,330 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,525.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $34,917 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2016, the fund was charged $4,660 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2016, the fund was charged $10,076 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to the Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $184,156, Distribution Plan fees $6,252, Shareholder Services Plan fees $74,873, custodian fees $17,869, Chief Compliance Officer fees $3,208 and transfer agency fees $24,319.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $75,363,184 and $85,460,182, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities. At April 30, 2016, there were no inverse floating rate notes outstanding.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2016 was approximately $1,211,000 with a related weighted average annualized interest rate of .94%.

At April 30, 2016, the cost of investments for federal income tax purposes was $362,487,998; accordingly, accumulated net unrealized appreciation on

NOTES TO FINANCIAL STATEMENTS (continued)

investments was $39,948,970, consisting of $40,137,626 gross unrealized appreciation and $188,656 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Municipal Bond Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Opportunity Fund, including the statement of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Opportunity Fund at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 24, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended April 30, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $25,771 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV which will be mailed in early 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Peggy C. Davis (73)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

Diane Dunst (76)

Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (73)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Municipal Bond Opportunity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PTEBX Class C: DMBCX Class Z: DMBZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0022AR0416

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,612 in 2015 and $34,452 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $6,273 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,781 in 2015 and $4,284 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $978 in 2015 and $1,486 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,166,205 in 2015 and $19,046,287 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Opportunity Fund

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

By:       /s/James Windels

            James Windels

            Treasurer

Date:    June 22, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)